UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22839

Eagle Growth and Income Opportunities Fund

(Exact name of registrant as specified in charter)

227 West Monroe Street, Suite 3200
Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Sabrina Rusnak-Carlson

100 Federal St., 31st Floor

Boston, MA 02110

(Name and address of agent for service)

Copies of Communications to:

Nicole M. Runyan

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036

Registrant's telephone number, including area code: (312) 702-8199

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2020 (Unaudited)
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-833-845-7513
www.feacegif.com

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited)June 30, 2020

Fellow Shareholders:
As previously disclosed, First Eagle Alternative Credit, LLC (“First Eagle” or the “Adviser”) (formerly known as THL Credit Advisors LLC) commenced serving as the investment adviser to Eagle Growth and Income Opportunities Fund (the “Fund”) on August 31, 2019. The Adviser engaged Eagle Asset Management, Inc. (“Eagle”) as sub-adviser to the Fund. Both the Adviser and Eagle operated under interim agreements.
The Fund’s shareholders were asked to vote in a Special Meeting of Shareholders (the “Special Meeting”), originally scheduled for January 21, 2020, on proposals to approve non-interim arrangements with the Adviser and Eagle to replace the interim agreements. In order to solicit additional votes to achieve a required quorum, the Special Meeting was adjourned several times, with the vote being taken on March 9, 2020. While the shares voted at the meeting were in favor of approving non-interim arrangements with the Adviser and Eagle, there were not sufficient votes present to meet the required quorum to pass the vote.
Subsequent to January 27, 2020, neither the Adviser nor Eagle have received compensation for their services.
At a meeting held on May 27, 2020, the Board of Trustees of the Fund (the Board”) determined that it was in the best interests of the Fund and its shareholders to dissolve, liquidate and distribute its net assets to shareholders in accordance with a Plan of Liquidation adopted by the Board (the “Plan of Liquidation”). Thus, on May 27, 2020, the Fund entered dissolution and began the orderly liquidation of its assets and to pay or make reasonable provision to pay all of its claims and obligations, including potential claims and obligations. Subsequent to May 27, 2020, the Fund ceased to pursue its investment objective and policies.
The Fund anticipates that, in order to make reasonable provision for certain potential claims and obligations, a substantial portion of the proceeds from liquidation will not be able to be immediately distributed to shareholders (the “Reserve”). It is therefore anticipated that the Fund’s liquidating distributions will be comprised of one or more cash liquidating distributions plus a 1:1 per share interest in a liquidating trust (the “Liquidating Trust”) established to hold the Fund’s remaining assets and liabilities, including potential contingent liabilities. The liquidating distributions together will represent substantially all of the Fund’s net assets at the time of liquidation.
The Liquidating Trust will make distributions to beneficiaries of the Liquidating Trust to the extent consistent with maintaining sufficient assets to pay potential liabilities. As soon as reasonably practicable after such time as any contingent liabilities are paid or other cease to become liabilities of the Liquidating Trust, any remaining assets of the Liquidating Trust, including any remaining amounts of the Reserve, will be distributed to beneficiaries of the Liquidating Trust.
Effective July 27, 2020, after the Fund had completed the liquidation of the Fund’s investments, Eagle resigned as interim sub-adviser to the Fund. First Eagle continues to serve as the investment adviser to the Fund.
Eagle Growth and Income Opportunities Fund Performance
As of June 30, 2020, the Fund had completed its liquidation of its investments, with all proceeds invested in shares, having a market value of $94.6 million, of a money market fund. The Fund’s Net Asset Value (“NAV”) per share decreased from $19.01 as of December 31, 2019 to $13.79 as of June 30, 2020. The decline in NAV was the result of overall market declines from the prior year, with losses realized due to sales of securities during the volatile markets in March and April to pay down leverage to maintain collateral coverage and losses realized in late May/early June as the Fund liquidated its investments under the Plan of Liquidation.
During the six-month period ended June 30, 2020, the Fund earned $1.9 million in dividend income (67.4% of total investment income). The remaining $0.9 million of total investment income was interest earned on the Fund’s portfolio of debt instruments. Net of Fund expenses, the Fund generated $1.0 million in net investment income for the period. Additionally, the Fund generated $33.8 million in realized losses through the liquidation of its assets.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   1

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) (concluded)June 30, 2020

The Fund declared and paid monthly distributions of $0.08/share through April 2020.
For the six-month period ended June 30, 2020, the Fund had returns of -22.35% and -18.63% on a NAV and market price basis, respectively. Since inception through June 30, 2020, on an annualized basis, the Fund had returns of -1.35% and -8.34%.
On behalf of the management team, we appreciate the opportunity to have been involved with this Fund.
Sincerely,
Brian W. Good
President, Eagle Growth and Income Opportunities Fund
Past performance is not a guarantee of future results. The views expressed reflect the opinion of First Eagle Alternative Credit, LLC, as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. First Eagle Alternative Credit, LLC are not obligated to publicly update or revise any of the views expressed herein.
2   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Schedule of Investments (unaudited)June 30, 2020

Investments	Shares	Value
MONEY MARKET FUND – 99.9% (100.0% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.06%(a) (Cost $94,621,023)	94,621,023	$94,621,023
Total Investments – 99.9% (Cost $94,621,023)		94,621,023
Other Assets in Excess of Liabilities – 0.1%		48,857
Net Assets – 100.0%		$94,669,880

(a)
Rate shown reflects the 7-day yield as of June 30, 2020.

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Money Market Fund	99.9%
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   3

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	June 30, 2020 (unaudited)
ASSETS:
Investments, at value (cost $94,621,023)	$94,621,023
Cash	133,326
Due from adviser and sub-adviser (Note 4)	146,648
Tax reclaims receivable	73,252
Interest receivable	15,423
Prepaid and other expenses	64,836
Total Assets	95,054,508
LIABILITIES:
Other accrued expenses	384,628
Total Liabilities	384,628
Commitments and Contingencies (Note 9)
NET ASSETS	$94,669,880
NET ASSETS CONSIST OF:
Paid-in capital	$130,505,353
Total accumulated loss	(35,835,473)
NET ASSETS	$94,669,880
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	6,867,587
Net asset value, Per share	$13.79
See accompanying Notes to Financial Statements.
4   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund Statement of Operations	For the Six Months Ended June 30, 2020 (unaudited)
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $25,079)	$1,864,095
Interest income	903,581
Total Income	2,767,676
EXPENSES:
Professional fees	1,005,611
Interest expense and fees on borrowings (Note 3)	382,130
Advisory fees (Note 4)	119,995
Trustees’ fees and expenses (Note 4)	79,096
Administration fees	63,510
Insurance fees	57,240
Printing and mailing expenses	52,236
Custody fees	12,432
NYSE Listing fees	11,812
Transfer agent fees	10,294
Other expenses	29,961
Total Expenses	1,824,317
Less expense waivers and reimbursements (Note 4)	(49,121)
Net Expenses	1,775,196
Net Investment Income	992,480
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(33,703,027)
Net change in unrealized depreciation on investments	(1,965,250)
Net realized and change in unrealized loss on investments	(35,668,277)
Net Decrease in Net Assets Resulting From Operations	$(34,675,797)
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   5

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$992,480	$4,053,980
Net realized gain (loss) on investments	(33,703,027)	2,921,283
Net change in unrealized appreciation (depreciation) on investments	(1,965,250)	21,202,488
Net increase (decrease) in net assets resulting from operations	(34,675,797)	28,177,751
Distributions to shareholders*	(2,369,148)	(6,813,907)
Return of capital	—	(79,732)
Cost of shares redeemed	(3,747,977)	(952,981)
Net increase (decrease) in net assets	(40,792,922)	20,331,131
NET ASSETS:
Beginning of period	135,462,802	115,131,671
End of period	$94,669,880	$135,462,802

*
Distributions to shareholders generally come from: (a) investment income, net; (b) realized gain from investment transactions, net; and (c) other sources, except for those that represent return of taxes on capital distributions, which shall be disclosed separately.

See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund Statement of Cash Flows	For the Six Months Ended June 30, 2020
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(34,675,797)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(20,897,440)
Proceeds from sales of long-term investments	173,817,648
Net increase in money market funds	(91,763,345)
Net change in unrealized depreciation on investments	1,965,250
Net accretion/amortization of premium or discount	(9,012)
Net realized loss on investments	33,703,027
Decrease in dividend receivable	606,319
Decrease in interest receivable	599,925
Increase in due from advisor and sub-advisor	(49,121)
Decrease in tax claim receivable	686
Decrease in prepaid and other expenses	38,604
Decrease in payable for investments purchased	(1,055,854)
Decrease in advisory fee payable	(136,473)
Decrease in interest payable	(178,156)
Increase in other accrued expenses	165,808
Net cash provided by operating activities	62,132,069
Cash Flows from Financing Activities:
Repayment of borrowings	(55,800,000)
Distributions paid	(2,369,148)
Shares repurchased	(3,851,403)
Net cash used by financing activities	(62,020,551)
Net increase in cash	111,518
Cash, beginning of period	21,808
Cash, end of period	$133,326
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$382,130
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   7

Eagle Growth and Income Opportunities Fund Financial Highlights	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$19.01	$16.03	$19.65	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.14	0.56	0.68	0.67	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency(2)	(5.02)	3.38	(3.39)	0.99	1.64	(1.09)
Total gain (loss) from investment operations	(4.88)	3.94	(2.71)	1.66	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.34)	(0.79)	(0.75)	(0.95)	(1.01)	(0.55)
Realized gains	—	(0.16)	(0.06)	(0.03)	—	—
Return of capital	—	(0.01)	(0.10)	—	(0.12)	—
Total distributions to shareholders	(0.34)	(0.96)	(0.91)	(0.98)	(1.13)	(0.55)
Net asset value per share, end of period	$13.79	$19.01	$16.03	$19.65	$18.97	$17.77
Market price per share, end of period	$13.50	$17.03	$12.62	$16.59	$16.22	$15.16
Total return:(3)
Net asset value	(22.35)%	25.04%	(14.30)%	8.88%	13.32%	(3.93)%
Market value	(18.63)%	43.44%	(19.24)%	8.32%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$94,670	$135,463	$115,132	$141,116	$136,220	$127,636
Ratio of total expenses, including interest on borrowings, to average net assets	3.48%(4)	3.65%	3.35%	2.89%	2.68%	2.62%(4)
Ratio of net expenses, including interest on borrowings, to average net assets	3.39%(4)	3.65%	3.33%	2.89%	2.68%	2.62%(4)
Ratio of total waivers to average net assets	0.09%	—	0.02%	—	—	—
Ratio of net investment income, including interest on borrowings, to average net assets	1.89%(4)	3.13%	3.66%	3.44%	3.66%	3.55%(4)
Portfolio turnover rate	14%	54%	30%	11%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$—	$55,800	$55,800	$50,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$—	$55,800	$57,312	$45,425	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(5)	$—	$3,428	$3,063	$3,822	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
(1)
Based on average daily shares outstanding.

(2)
Net realized and unrealized gain (loss) on investments, written call options and foreign currency per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited)June 30, 2020

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a statutory trust established under the laws of Delaware by a Certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
At a meeting held on May 27, 2020, the Board of Trustees of the Fund (the “Board”) determined that it was in the best interests of the Fund and its shareholders to dissolve, liquidate and distribute its net assets to shareholders in accordance with a Plan of Liquidation adopted by the Board (the “Plan of Liquidation”). Thus, on May 27, 2020, the Fund entered dissolution and began the orderly liquidation of its assets and to pay or make reasonable provision to pay all of its claims and obligations, including potential claims and obligations. Subsequent to May 27, 2020, the Fund ceased to pursue it investment objective and policies.
The Fund anticipates that, in order to make reasonable provision for certain potential claims and obligations, a substantial portion of the proceeds from liquidation will not be able to be immediately distributed to shareholders (the “Reserve”). It is therefore anticipated that the Fund’s liquidating distributions will be comprised of one or more cash liquidating distributions plus a 1:1 per share interest in a liquidating trust (the “Liquidating Trust”) established to hold the Fund’s remaining assets and liabilities, including potential contingent liabilities. The liquidating distributions together will represent substantially all of the Fund’s net assets at the time of liquidation. Please refer to Note 9 and Note 11 for further information.
The Liquidating Trust will make distributions to beneficiaries of the Liquidating Trust to the extent consistent with maintaining sufficient assets to pay potential liabilities. As soon as reasonably practicable after such time as any contingent liabilities are paid or others cease to become liabilities of the Liquidating Trust, any remaining assets of the Liquidating Trust, including any remaining amounts of the Reserve, will be distributed to beneficiaries of the Liquidating Trust. Please refer to Note 9 and Note 11 for further information.
As of June 30, 2020, the Fund had completed the liquidation of its investment assets. Excess cash was invested in a short term money market fund, pending final liquidating distribution of the Fund.
Prior to the Board’s approval of the Plan of Liquidation, the Fund’s investment objective was to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund invested at least 80% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
During the reporting period, First Eagle Alternative Credit, LLC (“FEAC” or the “Adviser”) (formerly known as THL Credit Advisors, LLC (“THL Credit”)) served as interim investment adviser to the Fund and Eagle Asset Management, Inc., a wholly-owned subsidiary of Raymond James Financial, Inc. (“Eagle” or the “Sub-adviser”) served as interim sub-adviser to the Fund. Please refer to Note 4 for further information. Effective July 27, 2020, Eagle resigned as interim sub-adviser to the Fund. Please refer to Note 11 for further information.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 — “Financial Services — Investment Companies.” The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Adviser to make
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   9

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation
During the reporting period, the Fund held portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Senior loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria. If the Committee does not believe that the pricing agent price reflects the current market value, the Adviser or Sub-adviser will determine a recommended method of valuing the senior loan for consideration by the Committee.
Money market funds are valued at their net asset value.
If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset value (“NAV”). Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.
10   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement
During the reporting period, various inputs were used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2020:
	Level 1	Level 2	Level 3	Total
Assets Type
Money Market Fund	$94,621,023	$—	$—	$94,621,023
Total Investments	$94,621,023	$—	$—	$94,621,023
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Corporate Bonds	Total
Balance as of December 31, 2019	$1,840,885	$319,125	$2,160,010
Realized gain	(359,821)	24,447	(335,374)
Change in unrealized appreciation	(118,232)	(24,822)	(143,054)
Amortization	1,143	—	1,143
Purchases	—	—	—
Sales and principal paydowns	(1,363,975)	(318,750)	(1,682,725)
Transfers into Level 3	—	—	—
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   11

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

	Senior Loans	Corporate Bonds	Total
Transfers out of Level 3	—	—	—
Balance as of June 30, 2020	$—	$—	$—
Net change in unrealized appreciation attributable to level 3 investments held at June 30, 2020	$—	$—	$—
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund’s cash balance may exceed insurance limits at times.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gain (loss) on investment in the accompanying statement of operations.
Interest Expense and Fees on Borrowings
Interest expense relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis. In connection with the Fund’s liquidation, the Fund terminated its Credit Facility (as defined herein) on June 15, 2020. Please refer to Note 3 for further information.
Federal Income Tax Information
Until such time as the Fund’s assets are fully liquidated and it ceases operations, the Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2020, the tax years ended December 31, 2016, 2017, 2018 and 2019 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
Prior to the adoption of the Plan of Liquidation, the Fund intended to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital
12   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Financial Derivative Instruments
The Fund is authorized to invest in certain derivatives instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations when applicable. During the six months ended June 30, 2020, the Fund had no derivative activity.
Foreign Currency Translation
The books and records of the Fund are maintained in U.S. Dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and net change in unrealized appreciation (depreciation) on investment securities on the Statement of Operations.
Realized gains (losses) from settlement of foreign currency transactions reported on the Statement of Operations arise from a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency translations reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. BORROWINGS
During the reporting period, the Fund maintained a $60 million credit facility (the “Credit Facility”) with Societe Generale, New York Branch, which was scheduled to expire on July 21, 2020. Borrowings under the Credit Facility were secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
The Credit Facility bore an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility was equal to the London Interbank Offered Rate (“LIBOR”) for one month plus 0.95% per annum and was payable monthly.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   13

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

3. BORROWINGS (continued)

The Fund terminated the Credit Facility on June 15, 2020. At June 30, 2020, the Fund had no borrowings outstanding. For the period from January 1, 2020 through June 15, 2020, the average borrowings and average interest rate under the Credit Facility were $32,445,509 and 1.96%, respectively. For the six-month period ended June 30, 2020, the Fund incurred $53,331 in unused commitment fees, included in Interest and Fees on Borrowings in the Statement of Operations.
Under the Credit Facility, prior to its termination, the Fund agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilized the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser and Sub-adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
4. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
During the reporting period, the Adviser administered the business and affairs of the Fund, along with the management of a portion of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund under an interim advisory agreement (the “Interim Advisory Agreement”) that was approved by the Board. In addition, the Adviser had engaged Eagle as sub-adviser to the Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), which also was approved by the Fund’s Board. During the reporting period, the Adviser oversaw the Sub-adviser’s management of a portion of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviewed the Sub-adviser’s performance and reported periodically on such performance to the Board. For the period from January 1, 2020 through January 27, 2020, the Fund paid the Adviser as compensation under the Interim Advisory Agreement an annual fee in an amount equal to 0.85% of the value of the Fund’s average daily Managed Assets. From January 1, 2020 through January 27, 2020, the Sub-adviser received under the Interim Sub-Advisory Agreement a fee computed at the rate of 50% of the advisory fees paid to the Adviser. These fees were paid by the Adviser to Eagle.
The Fund’s shareholders were asked to vote on proposals to approve non-interim arrangements with the Adviser and Eagle to replace the Interim Advisory Agreement and Interim Sub-Advisory Agreement. The Fund was unable to obtain the statutory quorum required to approve these proposals. After January 27, 2020, the Adviser continues to serve the Fund on an interim basis in compliance with an amended Interim Advisory Agreement, which was approved by the Fund’s Board, and without any
14   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

4. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (continued)

compensation or expense reimbursement. Eagle continued to serve the Fund on an interim basis in compliance with an amended Interim Sub-Advisory Agreement, which was approved by the Fund’s Board, and without any compensation or expense reimbursement through July 27, 2020.
The Adviser and Sub-adviser had agreed to limit, through the term of the Fund, the ordinary direct operating expenses, which exclude advisory fees, costs associated with the Fund’s leverage, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (“Ordinary Expenses”) borne by the Fund to an amount not to exceed 0.35% per year (the “Expense Cap”) of the Fund’s Managed Assets. The Expense Cap was amended effective January 27, 2020 (the “Amended Expense Cap”). Under the Amended Expense Cap, the Adviser and Sub-adviser agreed to limit, through the term of the Fund, the Fund’s total annual fund operating expenses, exclusive of costs associated with the Fund’s leverage and extraordinary expenses not incurred in the ordinary course of the Fund’s business, to an amount not to exceed 1.20% per year of the Fund’s Managed Assets. The Expense Cap and Amended Expense Cap will be measured on an annual basis, based on the Fund’s average daily Managed Assets for each fiscal year ending December 31st. In any year, to the extent that Ordinary Expenses exceed the Expense Cap and/or the Amended Expense Cap of such prior year end, the Adviser and Sub-adviser will promptly pay or reimburse the Fund for expenses necessary to eliminate such excess. The Adviser and Sub-adviser will not seek reimbursement for any amounts paid to the Fund under this agreement. During the period ended June 30, 2020, the estimated expenses exceeding the Expense Cap and Amended Expense Cap to be reimbursed by the Adviser and Sub-adviser amounted to $49,121 and are disclosed in the Statement of Operations. As of June 30, 2020, the Fund has a receivable from the Adviser and Sub-adviser of $146,648 on its Statement of Assets and Liabilities for estimated expenses in excess of the Expense Cap and Amended Expense Cap.
The Adviser and Sub-adviser also had agreed to bear up to $500,000 of certain expenses (including legal fees, fees incurred by the Independent Trustees, and costs incurred with the preparation and printing and mailing of proxy materials, proxy solicitation, and holding the shareholder meeting to approve new advisory and sub-advisory agreements) in connection with the Fund’s discontinuation of the advisory relationship with Four Wood Capital Advisors, LLC (“FWCA”), the engagement of the Adviser as the Fund’s new investment adviser and the continuation of the Sub-adviser as the Fund’s sub-investment adviser. The Fund has recognized approximately $200,000 of professional fees in excess of the $500,000 cap related to the transfer of the advisory relationship and continuation of the sub-advisory relationship in its Statement of Operations for the year ended June 30, 2020.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
The Fund pays every Trustee who is not an “interested person” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) a fee of $17,000 per annum, plus a fee of $3,000 per in person meeting or equivalent and a fee of $500 per conference call not treated as the equivalent of an in-person meeting. In addition, the Fund pays members of the Audit Committee a fee of $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
5. PORTFOLIO TRANSACTIONS
For the six months ended June 30, 2020, purchases and sales of investments, other than short-term securities, were $20,897,440 and $173,817,648, respectively.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   15

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

6. CAPITAL
The following is a summary of share transactions for the six months ended June 30, 2020:
Shares of common stock, beginning of period	7,124,824
Change in shares of common stock outstanding (share repurchases)	(257,237)
Shares of common stock, end of period	6,867,587
7. SHARE REPURCHASE PROGRAM
On November 15, 2019 the Board authorized a share repurchase program pursuant to which the Fund may repurchase up to 10% of its currently outstanding shares. Unless extended by the Board, the share repurchase program will expire on November 30, 2020 and may be modified or terminated at any time for any reason without prior notice. The Fund will retire immediately all such common shares that it purchases in connection with the share repurchase program.
The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended June 30, 2020:
Dollar amount repurchased	$3,47,976
Shares repurchased	257,237
Average price per share (including commission)	$14.57
Weighted average discount to NAV	9.16%
8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2020 the Fund did not incur any income tax interest or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. Tax years ended December 31, 2016, 2017, 2018 and 2019 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are included in total accumulated gain/loss in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2019 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments and dividend re-designations. The amounts reclassified did not affect the net assets. The reclassifications resulted in increase (decrease) to the components of net assets as follows: accumulated net realized gain/(loss) on investment ($2,703,816) and accumulated net investment income/(loss) $2,839,659 and paid-in capital by ($135,843).
16   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

8. INCOME TAX INFORMATION (continued)

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2018 and 2019 are as follows.
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2018	$5,315,587	$708,939	$466,985
2019	$5,664,967	$79,732	$1,148,940

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2019, the Fund had no capital loss carry forwards which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of $528,348 as having been incurred in the following fiscal year ending December 31, 2020.
At December 31, 2019 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated on Investments Net Realized Loss	Net Unrealized Appreciation on Investments
$ —	$528,348	$1,737,820
At June 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $94,621,023. There is no difference between book and tax cost basis.
9. COMMITMENTS AND CONTINGENCIES
The Fund’s former investment adviser, FWCA, and its parent, Four Wood Capital Partners, LLC (“FWCP and, collectively with FWCA, “Four Wood”) has threatened litigation against the Fund, certain of the Independent Trustees and the Adviser. FWCA claims the Fund, those Independent Trustees and the Adviser are liable to FWCA based on a variety of legal theories arising from the claimed failure of the Board, on behalf of the Fund, to approve a proposal to merge the Fund with an unaffiliated closed-end registered investment company, which would have resulted in FWCA’s receipt of significant compensation if the merger had been consummated, from the expiration of the Fund’s advisory agreement with FWCA and from the selection of the Adviser to replace FWCA. FWCP also has threated to bring derivative claims on behalf of the Fund against those Independent Trustees and the Adviser on similar legal theories. The parties deny all of the claims threatened against them.
In connection with the Fund’s Plan of Liquidation, the Board has determined that $29 million of the Fund’s net assets should be reserved by the Fund to provide for the claims threatened by Four Wood (the “Contingent Liabilities”), certain estimated but un-invoiced expenses of the Fund and the estimated expenses of operating the Liquidating Trust to hold the Reserve and the Contingent Liabilities. Please refer to Note 11 for further information.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   17

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2020

9. COMMITMENTS AND CONTINGENCIES (continued)

As of June 30, 2020 and through August 29, 2020, no claims have been filed against the Fund or its Independent Trustees or the Adviser.
10. SHAREHOLDER CONCENTRATION
As of June 30, 2020, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James Financial	15.3%
Karpus Management Inc	12.3%
RiverNorth Capital Management LLC	5.9%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 13, 2020, the Fund announced that, in accordance with the Plan of Liquidation and as required by applicable law, the Board has determined that $29 million of the Fund’s net assets should be reserved by the Fund and not immediately distributed to the Fund’s shareholders (the “Reserve”) to provide for the Contingent Liabilities (please refer to Note 9), certain estimated but un-invoiced expenses of the Fund and the estimated expenses of operating the Liquidating Trust to hold the Reserve and the Contingent Liabilities. The amount of the Reserve is based upon the amount of damages that Four Wood has alleged and not the Independent Trustees’ view of the merits of the potential claims. Amounts related to the threatened litigation comprise the largest single component of the Reserve.
The Fund fixed the close of business on July 27, 2020 as the closing of the Fund’s transfer books and effective date for determining the shareholders of the Fund entitled to receive liquidating distributions from the Fund, and the Fund’s shares were suspended from trading on the New York Stock Exchange prior to the open of trading on July 28, 2020. There currently is no secondary market for the Fund’s shares.
In connection with the Fund’s liquidation, the Fund’s sub-adviser, Eagle, notified the Fund of its resignation effective July 27, 2020.
On August 3, 2020, the Fund paid a liquidating distribution in the amount of $8.75 per share to shareholders of the Fund entitled to receive liquidating distributions.
On August 20, 2020, the Fund announced a deferment of the estimated date on which it had anticipated contributing the Contingent Liabilities and the Reserve to the Liquidating Trust (the “Transfer”). The deferment is due to recent developments, in connection with the Contingent Liabilities discussed in Note 9. The deferment will permit the Board to consider a written demand it recently received, made on behalf of certain shareholders of the Fund asking that the Fund sue Four Wood for a declaratory judgment that it has no potential claims against the Fund, as well as for damages to the Fund arising from Four Wood’s conduct or, alternatively, that the Board consent to such investors suing Four Wood
18   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (concluded) June 30, 2020

11. SUBSEQUENT EVENTS (continued)

derivatively on behalf of the Fund. As permitted by applicable law, the Board has formed an independent committee to consider this demand. There is no fixed time frame for the committee to complete its review of the demand. In light of the demand, the Transfer, which had been contemplated to occur on or about August 20, 2020, has been delayed.
On August 24, 2020, the Fund paid a liquidating distribution in the amount of $0.10 per share to shareholders entitled to receive liquidating distributions.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   19

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Sub-Advisory AgreementsJune 30, 2020

Board Approval of Advisory and Sub-Advisory Agreements
On December 9, 2019, the Board of Trustees (the “Board”) of Eagle Growth and Income Opportunities Fund (the “Fund”) was informed by the Fund’s investment adviser, THL Credit Advisors LLC (“THL Credit”), that, on December 8, 2019, THL Credit had entered into a definitive agreement with First Eagle Investment Management, LLC (“FEIM”), whereby a newly formed subsidiary of FEIM agreed, subject to the satisfaction of certain closing conditions, to merge with and into THL Credit, with THL Credit as the surviving company (the “Transaction”). THL Credit informed the Board that, upon consummation of the Transaction, THL Credit would be renamed First Eagle Alternative Credit, LLC (“FEAC”). THL Credit advised the Board that, if consummated, the Transaction would cause a change of control of THL Credit and therefore would result in an assignment of the Fund’s then-current investment advisory agreement — the Interim Advisory Agreement between the Fund and THL Credit dated August 31, 2019 (the “Prior Advisory Agreement”) — and of the Fund’s then-current sub-advisory agreement — the Interim Sub-Advisory Agreement between THL Credit and Eagle Asset Management, Inc. (“Eagle”) dated August 31, 2019 (the “Prior Sub-Advisory Agreement” and, collectively with the Prior Advisory Agreement, the “Prior Agreements”) — under the Investment Company Act of 1940, as amended (the “1940 Act”), and that those contracts would thereby terminate automatically by their terms and the requirements of the 1940 Act.
In determining whether to approve a non-interim advisory agreement between the Fund and FEAC (the “FEAC Advisory Agreement”) and a non-interim sub-advisory agreement between FEAC and Eagle (the “FEAC Sub-Advisory Agreement” and, collectively with the FEAC Advisory Agreement, the “FEAC Agreements”) and to recommend their approval by the Fund’s shareholders, those members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Trustees”) requested, received, and considered all information they deemed reasonably necessary to evaluate and to assess the terms of the FEAC Agreements, the qualifications and ability of FEAC and Eagle to provide all necessary services to the Fund, the qualifications and ability of FEAC to provide services of a quality at least comparable to the quality of the services previously provided to the Fund by THL Credit, and the ability of Eagle to continue to provide the same services it previously provided to the Fund without any reduction in, or material change to, their nature or quality. The Board, which is comprised of a majority of Independent Trustees, reviewed various materials furnished to it by THL Credit, FEIM, and Eagle, including information regarding: FEIM, FEAC, and their affiliates and personnel; FEIM’s and FEAC’s operations; the working capital that would be available to FEAC upon consummation of the Transaction; the access to additional capital that FEAC would have as part of a larger organization; the alignment of THL Credit’s and FEIM’s approaches to managing organizations; and Eagle’s confirmation that Eagle and FEIM were not “affiliated persons” (as such term is defined in the 1940 Act) of one another and that the Transaction would not affect the Fund’s ability to rely on any applicable rules under the 1940 Act. The Board also considered FEIM’s and FEAC’s legal and compliance capabilities.
The Board considered that, as part of its annual contract review process in May 2019 to renew the role of Eagle as the Fund’s sub-adviser and as part of the Board’s decision in August 2019 to appoint THL Credit as the Fund’s investment adviser and retain Eagle as the Fund’s sub-adviser, it had received and considered relevant information and presentations, in response to the Independent Trustees’ requests, concerning THL Credit and Eagle. In connection with the Board’s deliberations, the Independent Trustees were advised by, and received assistance from, independent legal counsel. They received the advice of such counsel on various matters relating to consideration of the FEAC Agreements and their responsibilities as Independent Trustees. The Independent Trustees also met in executive session in determining whether to approve the FEAC Agreements.
The Board met with senior management and other representatives of THL Credit and discussed with them various matters relating to the Fund and the Transaction, including FEIM’s commitment to maintain the financial, operational, and personnel resources necessary to assure the continuity of services to be provided by FEAC with those previously provided by THL Credit. The THL Credit representatives responded to the Independent Trustees’ questions regarding these matters. THL Credit and Eagle each
20   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Sub-Advisory Agreements (continued)June 30, 2020 represented that it expected that, despite the change in THL Credit’s control, there would be no reduction in, or material change to, the nature or quality of services provided to the Fund by, as applicable, THL Credit or Eagle. In addition, THL Credit represented that FEIM intended to retain all of THL Credit’s then-current key management personnel and that THL Credit did not anticipate any material changes in its internal organizational or management structures as a result of the Transaction.
In preparation for an in-person Board meeting to be held on January 9, 2020 (the “January 9th Meeting”) to consider the FEAC Agreements and the Change-of-Control Interim Agreements (as defined below), the Independent Trustees, through their independent legal counsel, submitted information requests to THL Credit and Eagle. The Independent Trustees reviewed the responses they received and, based thereon, submitted a supplemental information request to THL Credit. They reviewed the responses to that supplemental request and noted to THL Credit follow-up items for discussion at the January 9th Meeting. In response to requests by the Independent Trustees, THL Credit provided additional detail about the Fund’s performance record and any implications of the Transaction for the Fund’s management. The Independent Trustees also discussed with THL Credit the plans for its integration into the FEIM platform and noted THL Credit’s observation that the Transaction may allow personnel who provided services to the Fund to increase their focus on Fund-related matters. Through their independent legal counsel, the Independent Trustees requested that THL Credit and Eagle affirm their willingness to serve the Fund, without any compensation or cost reimbursement, for the period, if any, between expiration of the Prior Agreements pursuant to Rule 15a-4 under the 1940 Act and shareholder approval of the FEAC Agreements (or, if earlier, a Fund liquidation or shareholder approval of an alternative transaction).
At the January 9th Meeting, the Board, including a majority of the Independent Trustees, considered and approved the FEAC Advisory Agreement and the FEAC Sub-Advisory Agreement. The Board then directed that the FEAC Agreements be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve each of the FEAC Advisory Agreement and the FEAC Sub-Advisory Agreement.
In approving the FEAC Advisory Agreement, the Board considered the nature, extent, and quality of the services provided by THL Credit and concluded that it could reasonably be expected that FEAC would provide services of a similar nature, extent, and quality. The Board considered the facts that the FEAC Advisory Agreement would require FEAC to provide the same services to the Fund that were previously provided by THL Credit, and that the terms of the FEAC Advisory Agreement were substantially similar to those of the advisory agreement between the Fund and THL Credit that the Board had approved, pursuant to the requirements of Section 15(c) of the 1940 Act, on August 27, 2019 and to those of the advisory agreement between the Fund and the Fund’s preceding investment adviser (the “Four Wood Advisory Agreement”), except that, relative to the latter, the FEAC Advisory Agreement reflected the increase in the minimum prior notice period for termination by the adviser that the Independent Trustees had negotiated with THL Credit in August 2019. The Board noted THL Credit’s representation that it neither knew of nor expected any changes in personnel who provided services to the Fund. The Board also noted THL Credit’s representation that it did not anticipate any change, as a result of the Transaction, in either its research and trading or its investor support servicing staff. The Board considered FEIM’s planned post-Transaction employment arrangements for retaining and incentivizing key management personnel.
In approving the FEAC Sub-Advisory Agreement, the Board considered the facts that the FEAC Sub-Advisory Agreement would require Eagle to provide the same services that it previously provided to the Fund, and that the terms of the FEAC Sub-Advisory Agreement were substantially similar to those of the sub-advisory agreement between THL Credit and Eagle that the Board had approved, pursuant to the requirements of Section 15(c) of the 1940 Act, on August 27, 2019 and to those of the sub-advisory agreement between the Fund’s preceding investment adviser and Eagle (the “Four Wood Sub-Advisory Agreement” and, collectively with the Four Wood Advisory Agreement, the “Four Wood Agreements”).
The Board noted that the Fund’s management fee under the FEAC Advisory Agreement of 0.85% of the average daily value of the Fund’s “Managed Assets” (the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   21

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Sub-Advisory Agreements (continued)June 30, 2020 than liabilities representing borrowings for investment purposes)) was the same as the fee under the Prior Advisory Agreement and reflected the 2018 reduction negotiated by the Independent Trustees in the management fee paid to the Fund’s previous investment adviser from 1.05% to 0.85% of the average daily value of the Fund’s Managed Assets. The Board also noted that, under the FEAC Advisory Agreement, FEAC would continue to provide investor support as part of its advisory relationship, as THL Credit had done under the Prior Advisory Agreement, and that the Fund would therefore continue not to bear a separate investor support servicing fee, which it had paid under its advisory arrangements prior to the appointment of THL Credit as investment adviser. The Board took into account that THL Credit had agreed that it or its owners, and not the Fund or the Fund’s shareholders, would bear all costs incurred by the Fund in connection with the consideration of the Transaction by the Board and the Fund’s shareholders. The Board also noted THL Credit’s confirmation that the expense limitation agreement entered into with the Fund in August 2019, pursuant to which THL Credit and Eagle had collectively agreed to limit, indefinitely, certain specified non-management expenses borne by the Fund to an amount not to exceed 0.35% per year of the Fund’s Managed Assets, would remain in effect and unmodified following consummation of the Transaction.
The Board considered investment performance information reflecting the Fund’s performance on both market price and net asset value (“NAV”) bases, as well as in comparison to the Fund’s benchmark composite, through December 2019, including with respect to the period since THL Credit had become investment adviser to the Fund on August 31, 2019. The Board noted that the Fund had outperformed its benchmark composite in the period since THL Credit had become investment adviser to the Fund. The Board noted the reduction since that date in the Fund’s trading discount and the steps taken to adopt an open-market share repurchase program and to recommend to the Fund’s shareholders the shortening of the Fund’s term by three years, which steps it believed may result, respectively, in a further narrowing of the Fund’s trading discount and acceleration of the shareholders’ realization of the Fund’s NAV. The Board also considered that, through the appointment of THL Credit as investment adviser to the Fund, the Fund had been able to add exposure to senior loans, high yield bonds, and collateralized loan obligations and that FEAC would retain THL Credit’s capabilities in these areas.
The Board received information about FEIM’s business. The Board considered the benefits, in terms of investment opportunities available to the Fund, enhanced portfolio management resources, and potential for greater market recognition, that may accrue to the Fund from the Transaction. In terms of investment opportunities, the Board considered the new opportunities that may be available to the Fund as a result of THL Credit’s strengthened partnerships, as a part of the broader FEIM platform, with borrowers and investment banks. In terms of enhanced portfolio management resources, the Board considered the potential support from the additional resources of FEIM’s existing credit team. In terms of potential for greater market recognition, the Board considered the potential benefits to shareholder engagement and the Fund’s market reputation resulting from FEIM’s access to additional distribution channels, such as investment advisers and wire houses. The Board also considered information concerning both any potentially new or different conflicts of interest that FEAC may face in managing the Fund as a part of the broader FEIM platform and the mechanisms and procedures that FEAC planned to use to mitigate such potential conflicts of interest.
The Board noted that the officers of the Fund would remain the same upon consummation of the Transaction. At the January 9th Meeting, the Board also received information from THL Credit concerning progress toward satisfaction of the material conditions precedent to consummation of the Transaction.
The Board was informed that FEIM and THL Credit would use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund from and after the closing of the Transaction. Section 15(f) provides that when a sale of securities of, or a sale of any other interest in, an investment adviser occurs and it results in an assignment of an investment advisory contract with a registered investment company, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the Transaction, at least 75% of the members of the board of directors of the
22   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Sub-Advisory Agreements (continued)June 30, 2020 registered investment company must not be “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of either the predecessor or the current investment adviser and (2) an “unfair burden” must not be imposed on the registered investment company as a result of the sale or any implied terms, conditions, or understandings applicable to the sale.
In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including a majority of the Independent Trustees, concluded that approval of the FEAC Advisory Agreement and the FEAC Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, approved the FEAC Advisory Agreement and the FEAC Sub-Advisory Agreement and recommended that shareholders vote “FOR” the approval of the FEAC Advisory Agreement and the FEAC Sub-Advisory Agreement.
Approval of Change-of-Control Interim Agreements.   At the January 9th Meeting, the Board, including a majority of the Independent Trustees, approved an interim advisory agreement between the Fund and FEAC (the “Change-of-Control Interim Advisory Agreement”) and an interim sub-advisory agreement between FEAC and Eagle (the “Change-of-Control Interim Sub-Advisory Agreement” and, collectively with the Change-of-Control Interim Advisory Agreement, the “Change-of-Control Interim Agreements”) on behalf of the Fund. The Board approved the Change-of-Control Interim Agreements, which would be in effect for any period, up to 150 days, between consummation of the Transaction and approval by the Fund’s shareholders of the FEAC Agreements, in order to ensure continuity of advisory services. The Board noted that the terms of the Change-of-Control Interim Advisory Agreement and the Change-of-Control Interim Sub-Advisory Agreement were substantially similar to those of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, respectively, except for certain provisions, as required pursuant to Rule 15a-4(b)(2) under the 1940 Act, pertaining to the Change-of-Control Interim Agreements’ effective and termination dates, notice period for termination by the Fund, and the requirement under the Change-of-Control Interim Advisory Agreement that compensation to be paid to FEAC thereunder be held in an escrow account. The analysis set forth above for the FEAC Agreements was equally applicable to the Board’s review of the Change-of-Control Interim Agreements. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Change-of-Control Interim Agreements would be at least equivalent to the scope and quality of services provided under the Prior Agreements, to those provided under the Four Wood Agreements, and to those proposed to be provided under the THL Credit Non-Interim Agreements (as defined below).
Approval of Amended THL Credit Non-Interim Agreements and Amended Change-of-Control Interim Agreements.   As discussed in the “Board Consideration of New Advisory and Sub-Advisory Agreements” section of the Fund’s annual report for the fiscal year ended December 31, 2019, at a telephonic meeting held on August 16, 2019, the Board, including a majority of the Independent Trustees, approved, pursuant to Rule 15a-4(b)(1) under the 1940 Act, the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, to be in effect for the period between (i) the expiration of the Four Wood Agreements and (ii) approval by the Fund’s shareholders of a non-interim advisory agreement between the Fund and THL Credit (the “THL Credit Non-Interim Advisory Agreement”) and a non-interim sub-advisory agreement between THL Credit and Eagle (the “THL Credit Non-Interim Sub-Advisory Agreement” and, collectively with the THL Credit Non-Interim Advisory Agreement, the “THL Credit Non-Interim Agreements”). The Fund solicited for shareholder approval of the THL Credit Non-Interim Agreements to be given at a special meeting of shareholders scheduled for January 21, 2020 (the “Special Meeting”). Throughout the solicitation process, the Board received updates from THL Credit as to the status of the shareholder votes on approving the THL Credit Non-Interim Agreements. At a meeting on January 27, 2020, the Board considered that a substantial majority of the Fund’s shareholders who had voted their shares in connection with the Special Meeting had voted in favor of approving each of the THL Credit Non-Interim Advisory Agreement and the THL Credit Non-Interim Sub-Advisory Agreement, as well as in favor of another proposal recommended by the Board that would shorten the Fund’s term by three years. The Board also
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   23

Eagle Growth and Income Opportunities Fund
Board Review of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)June 30, 2020 noted, however, that the Fund had not yet met the vote threshold required under the 1940 Act to approve the THL Credit Non-Interim Agreements or that required under the Fund’s governing documents to approve the term reduction and that, as of January 27, 2020, the Prior Agreements would expire pursuant to the duration of an interim contract permitted by Rule 15a-4 under the 1940 Act. The Board also noted that the closing of the Transaction, which would result in the automatic termination of the Prior Agreements, was scheduled for January 31, 2020, which would likely be before the Fund had met the vote threshold required under the 1940 Act to approve the THL Credit Non-Interim Agreements and before shareholders had approved the FEAC Agreements.
The Board considered that counsel to the Fund had asked the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) to grant no-action relief (i) to extend the period permitted by Rule 15a-4 during which the Prior Agreements could remain in effect and (ii) to allow, under Rule 15a-4, the entry into back-to-back interim advisory agreements, so that, upon the closing of the Transaction, the Prior Agreements could be replaced by the Change-of-Control Interim Agreements, pending shareholder approval of the FEAC Agreements. The Board was informed by counsel to the Fund that, on January 26, 2020, the Staff had granted the requested no-action relief. The Board considered that, pursuant to the terms and conditions of that no-action relief, each of the Prior Advisory Agreement, the Prior Sub-Advisory Agreement, the Change-of-Control Interim Advisory Agreement, and the Change-of-Control Interim Sub-Advisory Agreement would be amended to reflect that, as of January 27, 2020, THL Credit (and, as of the closing of the Transaction, FEAC) and Eagle respectively would serve the Fund without any compensation or cost reimbursement (collectively, the “Amended Interim Agreements”). The Independent Trustees requested, and THL Credit, FEAC, and Eagle agreed, that each Amended Interim Agreement as executed provide that it would remain in effect for such period as permitted by the SEC or the Staff, unless earlier terminated in accordance with its termination provision or superseded by an agreement that had been approved by the Fund’s shareholders pursuant to the requirements of the 1940 Act. The Board noted that, but for the changes in the compensation and term provisions, each of the Prior Advisory Agreement, the Prior Sub-Advisory Agreement, the Change-of-Control Interim Advisory Agreement, and the Change-of-Control Interim Sub-Advisory Agreement would remain unaltered from its form as previously approved by the Board. On the basis of the foregoing, the Board, including a majority of the Independent Trustees, approved each of the Amended Interim Agreements.
24   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Supplement Information (unaudited)June 30, 2020

Shareholder Meeting Results
A Special Meeting of Shareholders (the “Special Meeting”) was originally scheduled to be held on January 21, 2020. The Special Meeting was adjourned to January 27, 2020, February 10, 2020, February 26, 2020 and March 9, 2020. The shareholders voted on the following proposals at the Special Meeting on March 9, 2020. The Proposals did not receive sufficient votes to pass, as they had not received the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund were present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
	Shares
	For	Against	Abstain
To approve a new advisory agreement between the Fund and THL Credit Advisors	2,476,117	196,399	42,588
To approve a new sub-advisory agreement between THL Credit Advisors LLC and Eagle Asset Management, Inc.	2,470,447	204,058	40,597
To approve an amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust to shorten the term of the Fund by five years	2,603,697	72,441	38,965
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   25

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)June 30, 2020

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
26   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited) June 30, 2020

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR filed by the Fund over the past fiscal year. The Fund’s Form N-CSR filings are available on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-833-845-7513; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the SEC’s website at https://www.sec.gov. Information regarding how the Sub-adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-833-845-7513 and on the SEC’s website.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020   27

Trustees
Brian Good
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Steven Baffico
Officers
Brian Good
Jennifer Wilson
Sabrina Rusnak-Carlson
Andrew Morris
Investment Adviser
First Eagle Alternative Credit, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel

Proskauer Rose LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov . Information on Form N-PORT is also available on the Fund’s website at www.feacegif.com.
Information on the Fund is available at www.feacegif.com or by calling the Fund’s investor servicing agent at 1-833-845-7513.

28   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Effective July 27, 2020, Eagle Asset Management, Inc. ("Eagle") resigned as interim sub-adviser to the registrant. Following Eagle's resignation, James C. Camp, David Blount, Joseph Jackson, Ed Cowart and Harald Hvideberg of Eagle no longer serve as portfolio managers of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs*
January 1 – January 31, 2020	100,073	$17.34	100,073	561,963
February 1 – February 29, 2020	44,358	$16.91	44,358	517,605
March 1 – March 31, 2020	104,890	$11.26	104,890	412,715
April 1 – April 30, 2020	7,916	$10.25	7,916	404,799
May 1 – May 31, 2020	0	$0	0	404,799
June 1 – June 30, 2020	0	$0	0	404,799
Total	257,237	$14.57	257,237	404,799

* On November 21, 2019, the Fund announced the approval of a share repurchase program (the "Program") pursuant to which the Fund may repurchase up to 10% of its currently outstanding shares, in open market transactions, over a period of twelve months through November 30, 2020. As part of the Program, the Fund's Board of Trustees (the "Board") approved share repurchases pursuant to a Rule 10b5-1 Repurchase Plan (the "Plan") with Wells Fargo Securities, LLC. The Plan was terminated by the Board on March 31, 2020.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eagle Growth and Income Opportunities Fund

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/2/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian W. Good
Brian W. Good, President and Principal Executive Officer
(principal executive officer)

Date	9/2/20

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer, Principal Financial Officer,
Principal Accounting Officer and Secretary
(principal financial officer)

Date	9/2/20

* Print the name and title of each signing officer under his or her signature.